Exhibit 10.2

SUPPLEMENTAL AGREEMENT

This Supplemental Agreement (this “Agreement”) is entered into on this 25th day of May, 2025, by and among the following four parties: Party A, Party B, Party C, and Party D. This Agreement serves as a supplement to the “Astra Equity-for-Share Merger Agreement” (in Chinese “Astra股权换股并购协议”) (the “Original Agreement”). The Original Agreement shall remain in full force and effect, except as modified or supplemented by the terms herein.

The Transferee:

Party A: NWTN Inc., a company duly organized and validly existing under the laws of the Cayman Islands, with its registered address at Office 114-117, Floor 1, Building A1, Dubai Digital Park, Dubai Silicon Oasis, Dubai, UAE (hereinafter referred to as “Party A”).

The Target Company:

Party B: Astra Mobility Meta (Cayman) Limited, a company duly organized and validly existing under the laws of the Cayman Islands, with its registered address at 3-212 Governors Square, 23 Lime Tree Bay Avenue, Seven Mile Beach, Grand Cayman KY1-1203, Cayman Islands (hereinafter referred to as “Party B”).

The Transferors:

Party C: Easymeta Journey Limited (British Virgin Islands), a company duly organized and validly existing under the laws of the British Virgin Islands, with its registered address at Sea Meadow House, P.O. Box 116, Road Town, Tortola, British Virgin Islands, which, as of the execution date of this Agreement, holds fifty-one percent (51%) of the equity interest in Astra Mobility Meta (Cayman Islands) Limited (hereinafter referred to as “Party C”).

Party D: Planeter Future Holding Limited (British Virgin Islands), a company duly organized and validly existing under the laws of the British Virgin Islands, with its registered address at Sea Meadow House, P.O. Box 116, Road Town, Tortola, British Virgin Islands, which, as of the execution date of this Agreement, holds forty-nine percent (49%) of the equity interest in Astra Mobility Meta (Cayman Islands) Limited (hereinafter referred to as “Party D”).

WHEREAS,

Party A and Party B entered into the “Astra Equity-for-Share Merger Agreement” on February 28, 2025, and agreed to complete the merger through a share swap arrangement; and Party A, Party B, Party C, and Party D wish to further clarify the arrangements concerning the relevant share issuance, registration, and lock-up periods.

NOW, THEREFORE, Party A, Party B, Party C, and Party D hereby agree to the following supplementary terms:

ARTICLE I – CLOSING AND SHARE ISSUANCE

1.1 Prior to the closing of the transaction as contemplated in the Original Agreement, any material change pertaining to Party B must be notified to Party A and is subject to the prior written consent of Party A.

1.2 The shares to be issued by Party A shall be Class B Common Stock. Such shares shall be free and clear of any and all encumbrances, liens, or security interests, provided, however, that they shall only become freely tradable following their registration with the U.S. Securities and Exchange Commission and subsequent unlocking in accordance with the terms of this Agreement.

1.3 Party C and Party D shall assist Party B in delivering a complete and comprehensive list of intellectual property (the “IP List”) to Party A on or before June 30, 2025.

1.4 Upon Party B’s submission of an appraisal report issued by a qualified third-party appraiser and Party A’s acceptance thereof, Party A shall formally issue the shares into a four-party escrow account jointly controlled by Party A, Party B, Party C, and Party D. The escrow arrangement for the account shall be terminated, and the shares therein shall be transferred to the sole ownership and control of Party C and Party D, upon the successful registration of Party B’s intellectual property with the relevant government authorities. Should Party B fail to complete the successful registration of all intellectual property within eighteen (18) months from the date of this Agreement, the shares held in the escrow account shall be forfeited and returned to Party A.

1.5 Following Party B’s submission of a qualified third-party appraisal report and Party A’s acceptance of said report, Party B, Party C, and Party D shall effect the transfer of one hundred percent (100%) of the equity interest in Party B held collectively by Party C and Party D to Party A. Consequently, Party B shall become a wholly-owned subsidiary of Party A.

1.6 Party A covenants and warrants that the shares to be issued shall be in full compliance with all applicable laws and regulations and that it shall undertake all necessary filing and disclosure procedures. Party B, Party C, and Party D jointly and severally covenant and warrant that the transfer of the equity interest in Party B shall be in full compliance with all applicable laws and regulations and that they shall undertake all necessary filing and disclosure procedures.

ARTICLE II – SHARE REGISTRATION CONDITIONS

2.1 Party B shall complete the registration of all intellectual property in the name of Party B or a wholly-owned subsidiary of Party B within eighteen (18) months from the effective date of this Agreement and shall provide relevant documentary evidence to this effect, so as to ensure the successful completion of the transaction.

2.2 The formal registration of the shares received by Party C and Party D with the U.S. Securities and Exchange Commission by Party A shall be conditional upon Party B’s submission of an asset appraisal report acceptable to both Party A and Party B and the subsequent completion of the intellectual property registration.

ARTICLE III – SHARE LOCK-UP AND RELEASE CONDITIONS

3.1 The shares of Party A (NWTN) received by Party C and Party D shall be subject to lock-up restrictions and shall be released in phases according to the following conditions: (a) fifty percent (50%) of the shares shall be released upon Party C, Party D, and the Astra team members under their management having provided services to the company for a continuous period of one (1) year following the completion of the closing as stipulated in the Original Agreement; and (b) the remaining fifty percent (50%) of the shares shall be released upon Party C, Party D, and the Astra team members under their management having provided services to the company for a continuous period of two (2) years following the completion of the transaction as stipulated in the Original Agreement, subject to the achievement of key performance indicators (KPIs) to be determined by the Board of Directors of Party A.

3.2 The release of the shares is contingent upon the satisfaction of KPIs established for Party B by the Board of Directors of Party A or Party B; should the aforementioned conditions for release not be satisfied, the corresponding portion of the shares shall remain locked-up until such conditions are met or alternative arrangements are mutually agreed upon in writing by the Parties.

ARTICLE IV – MISCELLANEOUS PROVISIONS

4.1 This Agreement shall possess the same legal effect as the Original Agreement. Any matters not addressed herein shall be resolved through good-faith consultations among the four Parties and may be further documented in subsequent supplemental agreements.

4.2 Any dispute arising from or in connection with this Agreement shall first be settled through friendly negotiations among the Parties. Should such negotiations fail, any Party may submit the dispute to the Hong Kong arbitration institution for arbitration in accordance with its rules then in effect. The arbitral award shall be final and legally binding upon all four Parties.

4.3 In the event of any discrepancy between the English and Chinese versions of this Agreement, the English version shall prevail.

4.4 This Agreement is executed in four (4) counterparts, with each Party holding one (1) counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

PARTY A: NWTN Inc.
Authorized Representative (Signature):
/s/ Benjamin Zhai

PARTY B: Astra Mobility Meta (Cayman) Limited
Authorized Representative/Director (Signature):
/s/ Guoyuan Yang

PARTY C: Easymeta Journey Limited (British Virgin Islands)
Authorized Representative/Director (Signature):
/s/ Guoyuan Yang

PARTY D: Planeter Future Holding Limited (British Virgin Islands)
Authorized Representative/Director (Signature):
/s/ Lei Zhao

Date: 25 May 2025

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